UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report  (Date of Earliest Event Reported):  July 20, 2009

CNS RESPONSE, INC.
(Exact name of Company as specified in its charter)

Delaware	0-26285	87-0419387
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2755 Bristol Street, Suite 285
Costa Mesa, CA 92626
(Address of principal executive offices)

(714) 545-3288
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 20, 2009, the Board of Directors of CNS Response, Inc. (the “Company”) amended and restated Section 2.2 of Article 2 of the Company’s Bylaws to make such section consistent with the Company’s Certificate of Incorporation, which provides in relevant part in Article VI that “the number of members of the Board of Directors shall be fixed from time to time by the Board of Directors.”  Prior to the amendment, Section 2.2 of the Bylaws provided as follows:

“2.2  Number:  Election and Qualification. The number of directors which shall constitute the whole board of directors shall be determined by resolution of the stockholders or the board of directors,- but in no event shall be less than three.  The number of directors may be decreased at any time and from time to time either by the stockholders or by a majority of the directors then in office, but only to eliminate vacancies existing by reason of the death, resignation, removal or expiration of the term of one or more directors.  The directors shall be elected at the annual meeting of stockholders by such stockholders as have the right to vote in such election.  Directors need not be stockholders of the corporation.”

Section 2.2, as amended and restated, provides:

“2.2  Number; Election and Qualification.  Unless otherwise provided in the certificate of incorporation, the number of directors which shall constitute the whole board of directors shall be determined by resolution of the stockholders or the board of directors,- but in no event shall be less than three.  Unless otherwise provided in the certificate of incorporation, the number of directors may be decreased at any time and from time to time either by the stockholders or by a majority of the directors then in office, but only to eliminate vacancies existing by reason of the death, resignation, removal or expiration of the term of one or more directors.  The directors shall be elected at the annual meeting of stockholders by such stockholders as have the right to vote in such election.  Directors need not be stockholders of the corporation.”

The full text of the Company’s Bylaws, as amended, is filed as an exhibit to this report.

Item 9.01                      Financial Statements and Exhibits.

(d)       Exhibits

The following exhibits are filed herewith:

3.1	Bylaws. Incorporated by reference to Exhibit 3(ii) to the Registrant’s Form 10-SB (File No. 000-26285) filed with the Commission on June 7, 1999.
3.2	Amendment No. 1 to Bylaws of CNS Reponse, Inc. Incorporated by reference to Exhibit 3.2 to the Registrant’s Current Report on Form 8-K (File No. 000-26285) filed with the Commission on July 2, 2009.
3.3	Amendment No. 2 to Bylaws of CNS Reponse, Inc.

SIGNATURES

Pursuant to the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNS Response, Inc.

	By:	/s/ George Carpenter
July 23, 2009		George Carpenter
Chief Executive Officer

Exhibit Index

3.1	Bylaws. Incorporated by reference to Exhibit 3(ii) to the Registrant’s Form 10-SB (File No. 000-26285) filed with the Commission on June 7, 1999.
3.2	Amendment No. 1 to Bylaws of CNS Reponse, Inc. Incorporated by reference to Exhibit 3.2 to the Registrant’s Current Report on Form 8-K (File No. 000-26285) filed with the Commission on July 2, 2009.
3.3	Amendment No. 2 to Bylaws of CNS Reponse, Inc.